UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

May 6, 2024

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Exchange of which registered
Common stock, par value $0.00001 per share	ENVA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE

The information in this Current Report on Form 8-K, including, without limitation, Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly provided by specific reference in such filing. Furthermore, this report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Proposed Private Notes Offering

Enova International, Inc. (the “Company”) is furnishing this report to provide information about a proposed private offering of $299,491,000 in aggregate principal amount of Series 2024-1 Fixed Rate Asset-Backed Notes (the “Offered Notes”) by its wholly-owned indirect subsidiary, OnDeck Asset Securitization IV, LLC (the “Issuer”), which will issue the Offered Notes. Collateral for the Offered Notes will consist of, among other things, a revolving pool of small business loans originated or purchased by ODK Capital, LLC, which is a wholly-owned indirect subsidiary of the Company (“OnDeck”). The Offered Notes may be issued in one or more classes. The Issuer will use the net proceeds of the proposed private offering to purchase small business loans from OnDeck that will be pledged as collateral for the Offered Notes. The Company will use the money it receives from the Issuer for general corporate purposes.

The exact terms and timing of the proposed offering will depend upon market conditions and other factors. The Issuer will be the sole obligor of the Offered Notes; the Offered Notes will not be obligations of, or guaranteed by, the Company or OnDeck.

The Offered Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from, or a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Offered Notes are being offered only to qualified institutional buyers under Rule 144A and to persons outside the United States pursuant to Regulation S under the Securities Act.

This Current Report on Form 8-K is not an offer to sell, nor a solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. Any offers of the securities will be made only by means of a private offering memorandum.

Disclosure of Supplemental Information Relating to the Offered Notes

On May 6, 2024, the Company made and intends to make certain of its supplemental historic loan performance and other data (collectively, the “Supplemental Data”) available during informational meetings with qualified third parties that are potential purchasers of the Offered Notes. A copy of the Supplemental Data is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01.

By design, the Supplemental Data is different from, and not directly comparable to, the Company’s or OnDeck’s previously published loan performance information. The Supplemental Data includes information for a specific subset of OnDeck’s daily, weekly and monthly pay U.S. term loans, including both on-balance sheet loans and loans sold to investors, that: (i) have an original term of 24 months or less and (ii) a specified minimum loan yield (excluding origination fees) greater than or equal to 10%. The Supplemental Data also includes information for a specific subset of OnDeck’s daily, weekly and monthly pay U.S. lines of credit, including both on-balance sheet loans and loans sold to investors, that: (i) have an original term of 24 months or less and (ii) a specified minimum loan yield (excluding origination fees) greater than or equal to 10%.

In addition, the Supplemental Data sets forth certain historical delinquency data on the basis of “missed payment factor,” as defined on Exhibit 99.1, and not calendar days past due for term loans and lines of credit. The Supplemental Data also sets forth certain historical delinquency data on the basis of cumulative net loss for term loans as well as annualized net loss rate for each of term loan and line of credit. As described in more detail on Exhibit 99.1, the Supplemental Data includes information as of and for the dates and periods shown.

No assurance is given that the Supplemental Data is indicative of the future performance of the Company’s or OnDeck’s existing or future on-balance sheet loans, or loans sold or loans to be sold. The Company undertakes no duty to update the Supplemental Data in the future except as may be required by applicable law. The furnishing of the Supplemental Data is not an admission as to the materiality of all or any portion thereof. The Supplemental Data is not to be viewed in isolation and is intended to be considered in the context of more complete information included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023, and other public filings or announcements that the Company has made and may make from time to time with the SEC, by press release or otherwise.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other legal authority. Forward-looking statements can be identified by words such as “proposed,” “will,” “enables,” “expects,” “allows,” “continues,” “believes,” “anticipates,” “estimates” or similar expressions. These include statements regarding the proposed private offering of the Offered Notes, the contemplated size of the proposed offering of the Offered Notes, possible completion of the proposed offering of the Offered Notes and the prospective impact of the proposed offering of the Offered Notes. Forward-looking statements are neither historical facts nor assurances of future performance. They are based only on our current beliefs, expectations and assumptions regarding the future of our business, anticipated events and trends, the economy and other future conditions. As such, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and in many cases outside our control. Therefore, you should not rely on any of these forward-looking statements. Our expected results may not be achieved, and actual results may differ materially from our expectations. There can be no assurance that the proposed offering of the Offered Notes will be completed as currently contemplated or at all. Factors that could cause or contribute to actual results differing from our forward-looking statements include risks relating to: changes in the financial markets, including changes in credit markets, interest rates, securitization markets generally and our proposed private offering in particular, that can impact the willingness of investors to buy the Offered Notes and the prices and interest rates that investors may require; adverse developments regarding the Company, its business or the online or broader marketplace lending industry generally, which could impact demand for or pricing of the Offered Notes; and other risks, including those described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and in other documents that we file with the SEC from time to time, which are or will be available on the SEC’s website at www.sec.gov. Except as required by law, we undertake no duty to update the information in this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description

99.1	Supplemental Company small business loan performance and other data.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2024

ENOVA INTERNATIONAL, INC.

By:	/s/ Sean Rahilly
Sean Rahilly
General Counsel & Secretary